EXHIBIT 10.1

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

         This Settlement Agreement and Mutual Release ("Agreement") is entered into by and between Steve Wallitt ("Wallitt") and Pennsylvania Avenue Funds ("Pennsylvania") collectively ("Lenders") and Infinity Capital Group, Inc. ("Infinity"), a Maryland corporation.


                                    RECITALS

                  A. On June 1, 2009, Wallitt and Pennsylvania made a loan to Infinity in the amount of $125,000 plus 10% interest thereon, secured by a Pledge Agreement on 200,000 shares of Strategic Energy and Resources, Inc., and 250,000 shares of Infinity.

                  B. On September 3, 2009, Wallitt and Pennsylvania foreclosed on the Note and claimed 200,000 shares of Strategic Energy and Resources, Inc., and 250,000 shares of Infinity under the Pledge Agreement.

                  C. This Agreement compromises, settles, and otherwise resolves all claims and potential claims between the Parties or their officers, directors, shareholders, or Managers arising from or relating to said Promissory Note or Pledge Agreement, except as to those rights specifically set forth.

                  D. The Closing date shall occur on or before September 9, 2010.


                                    AGREEMENT

         1. CONSIDERATION:

                  A. Infinity shall pay Wallitt $100,000 and Infinity shall pay Pennsylvania $25,000 hereunder;

                  B. Infinity shall pay Wallitt and Pennsylvania all accrued interest up to the closing date of this Settlement Agreement;

                  C.  Lenders  shall  convey  to  Infinity   140,000  shares  of
         Strategic Energy and Resources, Inc.;

                  D. Lenders shall convey to GHL Group 190,000 shares of Infinity Capital Group, Inc.;


                  E. Infinity shall convey 5,000 shares of BlackStar Energy Group, Inc. it owns to Lenders;

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                  F. All documents,  cash releases, and share certificates shall be delivered into escrow; and held until the closing date

                  G.   Infinity   shall  pay   Lenders   $6,250  as   additional
         consideration.

                  H. Lenders shall waive and release Infinity and GHL Group, Ltd, of any residual liability under the Note;

         2. DENIAL OF WRONGDOING OR LIABILITY. This Agreement is entered into solely for purpose of effectuating a compromise, settlement, and release. Accordingly, except as set forth herein, each Party acknowledges that the others have admitted no fault, wrongdoing, liability, or obligation, except such obligations as reflected in concurrently executed Promissory Note. In fact, each party expressly denies such fault, wrongdoing, liability, or obligation.

         3. INTENT TO SETTLE ALL CLAIMS. On the terms set forth herein, the Parties desire to fully and finally compromise, settle, and otherwise terminate all claims between them arising from or relating to the said Promissory Note and Pledge Agreement.

         4. RELEASE. The Parties hereby mutually release, discharge, and hold harmless one another (as well as their respective officers, directors, shareholders, managers, members, partners, owners, principals, affiliates, divisions, subsidiaries, parents, contractors, attorneys, predecessors, successors, assigns, insurers, associates, agents, representatives, employers, and employees) from all actions, claims, damages, and liabilities (of any kind or nature, without regard to amount, known or unknown, accrued or unaccrued) arising from or relating to the said Note to Lenders and all Pledges to Lenders by Infinity. However, the releases given herein shall not extend to or be for the benefit of nonaffiliated third parties, none of whom shall have any rights hereunder, including but not limited to rights as a third party beneficiary.

         5. NO RELEASE FOR BREACH OF THIS AGREEMENT. Nothing contained herein shall release any Party hereto from any claims arising from or relating to a breach of this Agreement.

         6. RELEASES VALID EVEN IF ADDITIONAL OR DIFFERENT FACTS. The Parties acknowledge they may discover facts that are additional to or different from those they now know or believe to be true and regarding the subject matter of this Agreement. Nonetheless, except as otherwise provided herein, it is the Parties' intent to fully and finally compromise and settle all claims that exist between them arising from or relating to the loan by Lenders and any claims by Infinity. To effectuate that intention, the releases given herein shall remain full and complete releases, notwithstanding discovery of any additional or different facts by any Party.

         7. FURTHER ASSURANCES. The Parties agree to execute and deliver such documents and to perform such other acts, promptly upon request, as any other party hereto requests and that are, in requesting Party's reasonable judgment, necessary or appropriate to effectuate the purposes of this Agreement.

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         8.  CONSIDERATION.  This  Agreement  is  supported by good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         9.  HEADINGS.   The  headings  contained  in  this  Agreement  are  for
convenience and reference purposes only and shall not in any way be construed as effecting the meaning or interpretation of the text of this Agreement.

         10. OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL. The Parties acknowledge they have had a full and fair opportunity to consult with legal counsel of their own choosing throughout all negotiations which preceded the execution of this Agreement and in connection with their executing of this Agreement.

         11. MODIFIED ONLY IN WRITING. This Agreement may only be modified by express written agreement of the Parties.

         12. SEVERABILITY. Every provision of this Agreement is intended to be severable. Accordingly, should any provision be declared illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction. Such illegality, invalidity, or unenforceability shall not effect the remaining provisions, which shall remain fully valid, binding, and enforceable.

         13. NO DRAFTING PARTY. No Party shall be deemed the "drafting party" of this Agreement. Consequently, this Agreement shall be construed as a whole, according to its fair meaning and intent and not strictly for or against any Party hereto.

         14. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

         15. BINDING AGREEMENT/SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Parties, as well as their respective successors, representatives, and assigns.

         16. AUTHORITY/CAPACITY/ENTITIES. Each person signing this Agreement represents and warrants that he or she has complete authority and legal capacity to enter into this Agreement on behalf of the entity for which he or she is signing and agrees to defend, indemnify, and hold harmless all other parties if that authority or capacity is challenged.

         17. KNOWING AND VOLUNTARY AGREEMENT. The parties represent they have read this Agreement, understand it, voluntarily agree to its terms, and sign it freely.

         18. COUNTERPARTS/FAX SIGNATURES. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. Facsimile or electronically transmitted signatures shall be deemed effective as originals.

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         19.  PARTIES TO BEAR THEIR OWN FEES AND COSTS.  Except as otherwise set forth in the Promissory Note document entered into concurrently herewith, the Parties shall each be responsible for and pay all of their own fees and costs, including but not limited to attorneys' fees.




                       (REST OF PAGE INTENTIONALLY BLANK)











































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         IN WITNESS WHEREOF,  the undersigned execute this Settlement  Agreement and Mutual Release, thereby agreeing to abide by the terms hereof.



Pennsylvania Avenue Funds


By: /s/ Thomas Kirchner                 Dated this 12th day of August, 2010
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Printed name: Thomas Kirchner
Its: President


/s/ Steve Wallitt                       Dated this 12th day of August, 2010
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Steve Wallitt


Infinity Capital Group, Inc.

By:/s/ Gregory H. Laborde               Dated this 12th day of August, 2010
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Its: President






























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